Exhibit 99.8

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-C

KEY PERFORMANCE FACTORS
January 31, 2001



        Expected B Maturity                                        4/16/01


        Blended Coupon                                              6.0615%



        Excess Protection Level
          3 Month Average   4.58%
          January, 2001   6.96%
          December, 2000   0.30%
          November, 2000   6.48%


        Cash Yield                                  19.75%


        Investor Charge Offs                         4.73%


        Base Rate                                    8.06%


        Over 30 Day Delinquency                      4.88%


        Seller's Interest                           11.58%


        Total Payment Rate                          14.47%


        Total Principal Balance                     $57,905,967,832.59


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $6,705,277,271.10